UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ICF INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Correction to Proxy Statement Relating to Our Annual Meeting of Stockholders

May 29, 2013

To Our Stockholders:

We are revising the table under the caption “Equity Compensation Plan Information” appearing on pages 19-20 of our Notice of Annual Meeting and Proxy Statement, issued on April 26, 2013. Specifically, the number of securities to be issued upon the exercise of outstanding convertible securities in the tabular disclosure should be 1,523,530 securities, not 2,676,186 securities as previously stated (the latter representing all shares currently reserved for issuance under the plan, including those already issued to date under the plan). In addition, the weighted-average exercise price of the outstanding options is included. Accordingly, we have revised the disclosure under the caption “Equity Compensation Plan Information” appearing on pages 19-20 of the proxy statement in its entirety, as set forth below.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 7, 2013.

The proxy statement, this correction to the proxy statement and the 2012 Annual Report are available at

www.proxyvote.com.

Equity Compensation Plan Information

The table below sets forth the following information as of December 31, 2012 for all equity plans previously approved by our stockholders and all equity compensation plans not previously approved by our stockholders:

•	The number of securities to be issued upon the exercise of outstanding options, warrants and rights;

•	The weighted-average exercise price of such outstanding options, warrants and rights; and

•	Other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of such outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under the plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,523,530	(1)	$22.21	(2)	978,415
Equity compensation plans not approved by security holders	—		—		—
Total	1,523,530		$22.21		978,415

(1)	Consists of 638,800 outstanding stock option awards, 36,139 outstanding restricted stock awards and 848,591 outstanding restricted stock unit awards under the Omnibus Plan, which includes those awards from the 2006 Long-Term Equity Incentive Plan that were subsumed into the Omnibus Plan.
(2)	Weighted-average exercise price of the 638,800 outstanding option awards.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE

AMENDMENT TO THE 2010 OMNIBUS INCENTIVE PLAN.